UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                        EXCHANGE ACT OF 1934 (THE "ACT")

                                AUGUST 29, 2003
                       (DATE OF EARLIEST EVENT REPORTED)


                              SUITE 101.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                      0-25136                33-0464753
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)           NUMBER)            IDENTIFICATION NO.)




                           200, 630 - 4TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 0J9
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         TELEPHONE NUMBER (403) 777-9250
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                            SUITE 300, 347 BAY STREET
                        TORONTO, ONTARIO, CANADA M5H 2R7
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       c)     Exhibits:
              99.1.        Press release dated August 29, 2003.




SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  August 29, 2003
SUITE 101.COM, INC.
(Registrant)


/s/ Allan J.Kent
Allan J. Kent
Chief Financial Officer